UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)     March 29, 2006

FLORIDA EAST COAST INDUSTRIES, INC.
(Exact Name of Registrant as Specified in Its Charter)

Florida
(State or Other Jurisdiction of Incorporation)

001-08728	59-2349968
(Commission File Number)	(IRS Employer Identification No.)

One Malaga St., St. Augustine, FL	32084
(Address of Principal Executive Offices)	(Zip Code)

904-829-3421

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

          Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01     Regulation FD Disclosure.

On March 29, 2006 the Company issued a press release announcing that the United States District Court for the Southern District of Florida has ruled that several mining permits for the Lake Belt area in South Florida were granted to its aggregate customers without issuance of an adequate Environmental Impact Statement (EIS) and other deficiencies. A copy is attached hereto as Exhibit 99.

Item 9.01     Financial Statements and Exhibits.

(d)   Exhibits:

Exhibit No.	Description

99	Press Release – March 29, 2006

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Florida East Coast Industries, Inc.

	BY:	/s/ Heidi J. Eddins

Heidi J. Eddins
Executive Vice President,
General Counsel & Corporate Secretary

Dated: March 29, 2006

INDEX TO EXHIBITS

Exhibit No.	Description

99	Press Release – March 29, 2006